COMMITMENTS AND CONTINGENCIES	6 Months Ended
Jun. 30, 2020
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES
15. COMMITMENTS AND CONTINGENCIES

From time to time, the Company contracts with third-party service providers to perform maintenance or overhaul activities on its off-lease aircraft.

In 2016, the Company entered into agreements with third-party lessors to guarantee the residual value of three aircraft subject to twelve-year leases (“RVGs”) and received residual value guarantee fees totaling $6.6 million, which are being amortized over a twelve-year period. The third-party lessors may exercise their rights under the RVGs by issuing a notice eleven months prior to the respective lease maturity requiring the Company to purchase the aircraft on such date. The RVGs will terminate if not exercised accordingly. During each of the three and six months ended June 30, 2020 and 2019, the Company recognized income of $0.1 million and $0.3 million, respectively.

On February 28, 2018, the Company agreed to acquire 21 Airbus A320neo family aircraft to be leased to AirAsia Group Berhad (“AirAsia”) and its affiliated airlines as the aircraft deliver from the manufacturer (“Portfolio B”). The first of these aircraft was delivered in the fourth quarter of 2019. The Company also acquired options to purchase up to 20 Airbus A320neo family aircraft, not subject to lease, delivering from the manufacturer (“Portfolio C”). The Company did not exercise its options with respect to any of the Portfolio C aircraft delivering in 2019. In August 2019, the Company exercised options with respect to eight Portfolio C aircraft to be delivered in 2020 and 2021. The Company has options remaining to purchase up to nine Portfolio C aircraft delivering between 2021 and 2025. Due to the impact of COVID-19, the Company expects that the delivery of the Portfolio B and Portfolio C aircraft will be delayed and that no aircraft will deliver under these agreements in 2020.